                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
      Subsection 240.14a-12

                   FIRST LANCASTER BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                   FIRST LANCASTER BANCSHARES, INC.
----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Rules 0-11(c)(1)(iii), 14a-6(i)(1), or
      14a-6(i)(2).  (NO FEE NOW REQUIRED)
[  ]  $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

           FIRST LANCASTER BANCSHARES, INC. LETTERHEAD




                        November 22, 1996




Dear Stockholder:

     We invite you to attend the first annual meeting of stockholders of First Lancaster Bancshares, Inc. to be held at First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Thursday, January 9, 1997 at 4:30 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's wholly owned subsidiary, First Lancaster Federal Savings Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,

                              /s/ Virginia R.S. Stump

                              Virginia R.S. Stump
                              President

_________________________________________________________________
                FIRST LANCASTER BANCSHARES, INC.
                      208 Lexington Street
                  Lancaster, Kentucky  40444-1131
                       (606) 792-3368
_________________________________________________________________
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  To Be Held on January 9, 1997
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Lancaster
Bancshares, Inc. (the "Company") will be held at First Lancaster
Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Thursday, January 9, 1997 at 4:30 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company;

     2.   The approval of the First Lancaster Bancshares, Inc.
          1996 Stock Option and Incentive Plan;

     3.   The approval of the First Lancaster Federal Savings
          Bank Management Recognition Plan;

     4. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on November 15, 1996 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Kathy G. Johnica

                              KATHY G. JOHNICA
                              SECRETARY

Lancaster, Kentucky
November 22, 1996

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE
COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO
ENSURE A QUORUM.  THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED
BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE.  NO POSTAGE IS
REQUIRED IF MAILED IN THE UNITED STATES.

_________________________________________________________________
                         PROXY STATEMENT
                               OF
                FIRST LANCASTER BANCSHARES, INC.
                      208 Lexington Street
                 Lancaster, Kentucky  40444-1131
_________________________________________________________________
                 ANNUAL MEETING OF STOCKHOLDERS
                         January 9, 1997
_________________________________________________________________

_________________________________________________________________
                          GENERAL
_________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Lancaster Bancshares, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Thursday, January 9, 1997 at 4:30 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about November 22, 1996.

_________________________________________________________________
              VOTING AND REVOCABILITY OF PROXIES
_________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Kathy G. Johnica, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this proxy statement for con-sideration at the Annual Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

_________________________________________________________________
       VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on November 15, 1996 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 958,812 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.


     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.

                                      AMOUNT AND      PERCENT OF
                                      NATURE OF       SHARES OF
  NAME AND ADDRESS                    BENEFICIAL     COMMON STOCK
OF BENEFICIAL OWNER                   OWNERSHIP(1)   OUTSTANDING
------------------                    ---------      ------------

First Lancaster Bancshares, Inc.
Employee Stock Ownership Plan ("ESOP")
208 Lexington Street
Lancaster, Kentucky  21224              76,704 (2)       8.0%

______________
(1) In accordance with Rule 13d-3 under the Securities
    Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from September 24, 1996. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Gay, Sutton and Zanone, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. As of September 24, 1996, no shares had been allocated.

_________________________________________________________________
                PROPOSAL I -- ELECTION OF DIRECTORS
_________________________________________________________________

GENERAL

     The Company's Board of Directors consists of seven members. The Company's Certificate of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for a term expiring at the 1999 Annual Meeting. The Board of Directors has nominated Virginia R.S. Stump and Ronald L. Sutton, each to serve as directors for a three-year period. All nominees are currently members of the Board. Under the Company's Bylaws, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director First Lancaster Federal Savings Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1996 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                                         Year First
                       Age at            Elected as            Current
                      June 30,           Director of             Term
Name                    1996              the Bank            to Expire
----                 ---------           -----------          ---------

                BOARD NOMINEES FOR TERMS TO EXPIRE IN 1999

Virginia R.S. Stump    41                  1983                 1996
Ronald L. Sutton       50                  1992                 1996

                         DIRECTORS CONTINUING IN OFFICE

Roger S. Grubbs        79                  1979                 1997
Tony A. Merida         38                  1991                 1997
Jack C. Zanone         75                  1978                 1997
David W. Gay           58                  1992                 1998
Jane G. Simpson        69                  1985                 1998


     Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     VIRGINIA R.S. STUMP is President and Chief Executive Officer of the Bank, a position in which she has served since 1985, and has been a member of the Board of Directors since 1983 and Chairman of the Board since 1993. Ms. Stump also is Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Ms. Stump joined the Bank in 1973 and, prior to assuming her current position, served as Secretary/Treasurer of the Bank from 1980 to 1985. Prior to 1980, Ms. Stump served in various other positions in the Bank. Ms. Stump is also an owner in Garrard County's Bestway, a family-owned grocery store and flower shop. Ms. Stump is currently a member of the Garrard County Literacy Council and the Garrard County Community Education Board, and has previously served on the Housing Authority of Lancaster and the Garrard County Industrial Board and has served as co-chair of the Garrard County Tobacco Festival.

     RONALD L. SUTTON has practiced as a pharmacist since 1968 and has been employed in such capacity by Garrard County Memorial Hospital since 1987. He was a member of the Advisory Board for the Family Resources Center of Garrard County and has previously served as its chairman. Mr. Sutton has also participated in the Drug Education Awareness programs in the Garrard County Middle School and has served as the pharmacist preceptor and advisor for two local pharmacy students. In addition to serving as a pharmacist, he owns and operates a cattle and tobacco farm in Garrard County.

     ROGER S. GRUBBS has been retired since 1980 from Camp Nelson Stone Company, which he owned and served as its president. He is a member and past president of the Lancaster Rotary Club and has previously served as a board member for the Lancaster Baptist Church, Finance Committee, and the Lancaster/Garrard County Industrial Board.

     TONY A. MERIDA is Executive Vice President of the Bank, a position in which he has served since February 1995, and has been a member of the Board of Directors since 1991. Mr. Merida also is Executive Vice President of the Company. Mr. Merida joined the Bank in 1980 and served as the Secretary and Treasurer of the Bank from 1985 to 1995. Mr. Merida serves on the Board of Directors of the Garrard County Habitat for Humanity and on the


Board of Directors of the Institute of Financial Education. In addition, he also serves on the Board of Directors for the Bluegrass Area Development District and previously served on the Lancaster/Garrard County Industrial Board.

     JACK C. ZANONE has been self-employed as a residential appraiser since 1978. Prior to that time, Mr. Zanone was co-owner of the Lancaster Department Store for over thirty years. He previously served on the Garrard County Industrial Board and the Lancaster City Council. Mr. Zanone is an elder of the Lancaster Christian Church.

     DAVID W. GAY has been self-employed since 1993 as a residential property appraiser certified by the Commonwealth of Kentucky and in which capacity he performs appraisals at the request of financial institutions, including the Bank. From 1992 to 1993, Mr. Gay was a systems analyst with Lexmark, a manufacturer of printers and printer supplies. Mr. Gay retired in 1992 from IBM Corporation after 35 years of employment and last served as a systems analyst. Mr. Gay is currently serving on the Ethics Committee for the City of Lancaster and the Finance Committee for the Lancaster Christian Church. He has also served as the past president of the Dix River Country Club.

     JANE G. SIMPSON has been retired since 1977. Ms. Simpson was a school teacher for over thirty years in the Boyle, Mercer and Garrard County School Systems.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and the Bank meet monthly and may have additional special meetings. During the year ended June 30, 1996, the Board of Directors of the Company met two times and the Board of Directors of the Bank met 12 times. No director of the Company or the Bank attended fewer than 75% in the aggregate of the total number of Board meetings held during the year ended June 30, 1996 and the total number of meetings held by committees on which he or she served during such fiscal year. The Bank's Board of Directors has standing Audit, Compensation, Asset/Liability Management and Loan Review and Delinquency Committees.

     The Board of Directors' Audit Committee consists of Directors Gay, Grubbs and Simpson. Prior to the Bank's conversion from mutual to stock form (the "Conversion"), the Bank's Audit Committee consisted of the entire Board of Directors. The Audit Committee examines and approves the audit report prepared by the independent auditors of the Bank, reviews and recommends the independent auditors to be engaged by the Bank, reviews the internal audit function and internal accounting controls, and reviews and approves conflict of interest and audit policies. The Audit Committee met once during the year ended June 30, 1996.

     The Company's full Board of Directors acts as Nominating Committee and is responsible for considering potential nominees to the Board of Directors. The Company's Board of Directors did not meet as a Nominating Committee during the year ended June 30, 1996. During the year ended June 30, 1996, the Bank's Board of Directors met once as a nominating committee. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area.

     The Compensation Committee consists of Directors Gay, Grubbs and Simpson. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee reports its evaluations and findings to the full Board of Directors and all compensation decisions are ratified by the full Board of Directors. Directors of the Bank who also are officers of the Bank abstain from discussion and voting on matters affecting their compensation. The Compensation Committee met once during the fiscal year ended June 30, 1996.


EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for the fiscal years indicated awarded to or earned by the Chief Executive Officer. No executive officer of the Company earned salary and bonus in fiscal year 1996 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                    Annual Compensation
                                -------------------------------
                                                   Other Annual          All Other
Name                      Year  Salary   Bonus    Compensation(1)      Compensation (2)
---------------------------------------------------------------------------------------

Virginia R.S. Stump       1996  $55,500  $8,100     $  --                $17,300
  Chairman of the Board,  1995   51,500   7,400        --                  9,200
  President and Chief
  Executive Officer of
  the Company and the Bank

____________________
(1) Executive officers of the Company and the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 1996 did not exceed 10% of each of the executive officer's salary and bonus.
(2) Consists of director's fees, insurance commissions and nonqualified retirement benefit accruals.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

     In order to secure the continuing services of Ms. Virginia R.S. Stump (the "Executive"), the Bank has entered into supplemental executive retirement agreement (the "SERA") with her effective December 7, 1995. Pursuant to the terms of the SERA, upon the Executive's termination of employment with the Bank, for reasons other than death or removal for "just cause," the Executive will be entitled to receive annual payments from the Bank in an amount for life equal to (i) the product of the Executive's "Vested Percentage" and 70% of "Average Annual Compensation," less (ii) the Executive's "Annual Offset Amount." Under the SERA, "Vested Percentage" means 10% per full year of an Executive's service with the Bank following December 31, 1995, up to a maximum Vested Percentage of 100% (accelerated to 100% upon termination of employment due to the Executive's death or disability or upon a change in control of the Bank). "Average Annual Compensation" means the average of the Executive's highest annual compensation for three of the five calendar years preceding her termination of employment. "Annual Offset Amount" means the sum of (i) the Executive's primary social security benefits, (ii) the annual benefits which the Executive would receive under the Bank's Pension Plan in the form of a 50% joint and survivor annuity, and (iii) the annual amount payable to the Executive if that portion of her account under the Bank's 401(k) Plan which would be attributable to the Bank's contributions were paid to her in the form of a 50% joint and survivor annuity, commencing upon termination of employment.

     In the event the Executive dies before retirement benefit payments commence, the Executive's surviving spouse will receive an annual payment for the remainder of the surviving spouse's life (up to a maximum of 20 years) in an amount equal to 50% of the annual retirement benefit the Executive would have received if she had terminated employment on the date of her death and then had a vested percentage equal to 100%. In the event the Executive dies after retirement benefits commence, the Executive's surviving spouse will receive an annual payment for the remainder of the surviving spouse's life in an amount equal to 50% of the annual retirement benefits the Executive would have received had she survived to collect them. Termination for "just cause" (as defined in the SERA) would result in the Executive's forfeiture of all retirement benefits under the SERA. The Bank intends to establish an irrevocable grantor trust to hold assets in order to provide itself with a source of funds to assist the Bank in the meeting of its liabilities under the SERA.


EMPLOYMENT AGREEMENTS

     The Company and the Bank entered into a separate employment agreement (the "Employment Agreements") pursuant to which Ms. Virginia R.S. Stump serves as President and Chief Executive Officer of the Company and the Bank. In such capacities, Ms. Stump (the "Executive") is responsible for overseeing all operations of the Bank and the Company and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Executive in relation to her career with the Company and the Bank by assuring her some financial security. In the event that the Executive prevails over the Company or the Bank in a legal dispute as to the Employment Agreements she will be reimbursed for her legal and other expenses.

     The Employment Agreements became effective on June 28, 1996 and provide for a term of three years, with an annual base salary equal to the Executive's existing base salary rate in effect on the date of Conversion. The Executive's base rate currently is $57,000. On each anniversary date from the date of commencement of the Employment Agreements, the term of the Executive's employment under the Employment Agreements will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Executive with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Employment Agreements will terminate upon the Executive's death or disability, and are terminable by the Company or the Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of her salary and benefits from the date of termination through the remaining term of the Employment Agreements, plus an additional 12-month period, and, at the Executive's election, either cash in an amount equal to the cost to the Executive of obtaining health, life, disability, and other benefits which the Executive would have been eligible to participate in through the Employment Agreements' expiration date or continued participation in such benefit plans through the Employment Agreements' expiration date, provided the Executive continues to qualify for participation therein. If the Employment Agreements are terminated due to the Executive's "disability" (as defined in the Employment Agreements), the Executive will be entitled to a continuation of her salary and benefits for up to 180 days following such termination. In the event of the Executive's death during the term of the Employment Agreement, her estate will be entitled to receive her salary through the last day of the calendar month in which the Executive's death occurred. The Executive is able to voluntarily terminate her Employment Agreement by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Executive is entitled to receive only her compensation, vested rights and benefits up to the date of termination.

     The Employment Agreements contain provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times her "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Executive receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute at least a majority of the Board of Directors of the Company or the Bank. The same amount would be paid (i) in the event of an Executive's voluntary termination of employment within 30 days following a change in control, or (ii) in the event of the Executive's voluntary termination of employment within one year following a change in Control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in Control, which have not been consented to in writing by the Executive. Such events generally relate to a reduction in the Employee's salary, benefits or duties. The

Employment Agreement with the Bank provides that within five business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times the Executive's base amount, that will be used to pay the Executive amounts owed to him upon termination, other than for just cause, within one year of the change in control. The aggregate payments that would be made to the Executive, assuming that termination of employment under the foregoing circumstances at June 30, 1996, would have been approximately $170,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company.

DIRECTOR COMPENSATION

      GENERAL. The Bank's directors receive fees of $600 per monthly meeting attended. No fees are paid for serving on committees of the Board of Directors. Directors also will participate in the 1996 Stock Option and Incentive Plan and Management Recognition Plan if such plans are approved by stockholders at the Annual Meeting. See "Proposal II -- Approval of 1996 Stock Option and Incentive Plan" and "Proposal III -- Approval of Management Recognition Plan."

     DIRECTOR RETIREMENT PLAN. The Bank's Board of Directors has adopted the First Lancaster Federal Savings Bank Directors' Retirement Plan (the "Directors' Plan"), effective December 7, 1995, for its directors (i) who are members of the Bank's Board of Directors (the "Board") at some time on or after the plan's effective date, and (ii) who are not employees on the date of being both nominated and elected (or re-elected) to the Board. Directors who become participants will remain participants even if they later become employees of the Bank. A participant in the Directors' Plan will receive, at no cost to the participant, on each of the ten annual anniversary dates of leaving the Board, an amount equal to the product of his or her "Benefit Percentage," "Vested Percentage," and 75% of the annual fee for service on the Board during the calendar year preceding retirement. A participant's "Benefit Percentage" is based on years of service on the Board as a non-employee director, and increases in increments of 25%, from 0% for less than five years of service to 25% for five to nine years of service, to 50% for 10 to 14 years of service, to 75% for 15 to 19 years of service, to 100% for 20 or more years of service. A participant's "Vested Percentage" is based on years of service on the Board after December 31, 1995 (excluding service as an employee-director) and increases in increments of 25%, from 50% for less than one year of service, to 75% for one year of service, to 100% for two or more years of service. However, in the event a participant terminates service on the Board due to "disability" (as defined in the Directors'
Plan), the participant's Vested Percentage becomes 100% regardless of his or her years of service.

     If a participant dies, his or her beneficiary will receive an amount equal to the retirement benefits that would have been paid to the participant under the Directors' Plan if the participant (i) had terminated service on the Board on the date of his or her death, and (ii) had a Vested Percentage equal to 100%. If a participant dies after commencing to receive retirement benefits under the plan, his or her beneficiary will receive monthly payments for a number of months equal to the difference between 120 and the number of monthly retirement benefits payments made under the plan on or before the participant's death. These payments will equal 100% of the monthly amount of retirement benefits that the participant had been collecting under the plan. Any benefits accrued under the Directors' Plan will be paid from the Bank's general assets. The Bank expects to establish a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the claims of the Bank's general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the Directors' Plan, he or she will be reimbursed for his or her legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and officers. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal
risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors.
At June 30, 1996, the Bank did not have any loans outstanding to directors and executive officers.

_________________________________________________________________
              SECURITY OWNERSHIP OF MANAGEMENT
_________________________________________________________________

     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                      AMOUNT AND
                                      NATURE OF       PERCENT OF
                                     BENEFICIAL     COMMON STOCK
NAME                                  OWNERSHIP(1)   OUTSTANDING
----                                  ------------   ------------

Virginia R.S. Stump                     10,036 (2)       1.0%
Tony A. Merida                          11,000           1.1
David W. Gay                            15,000 (3)       1.6
Roger S. Grubbs                         15,000           1.6
Jane G. Simpson                         15,000           1.6
Ronald L. Sutton                         7,735            *
Jack C. Zanone                           2,400            *

All directors and executive
 officers as a group (7 persons)        76,171           7.9

____________
(1) For the definition of beneficial ownership, see footnote 1 to the table in "Securities Ownership of Certain Beneficial Owners." Unless otherwise indicated, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares listed as beneficially owned by such persons or group. The amounts shown do not include 76,704 unallocated shares held by the ESOP, the voting of which is directed by the ESOP trustees, consisting of Directors Gay, Sutton and Zanone, in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment.
(2) The amount shown includes 1,032 shares of Common Stock owned by Ms. Stump's husband.
(3) The amount shown includes 100 shares of Common Stock owned by Mr. Gay's son and 549 shares of Common Stock owned by Mr. Gay's wife.
*    The percentage owned is less than 1% of the outstanding
     Common Stock.

_________________________________________________________________
  PROPOSAL II -- APPROVAL OF 1996 STOCK OPTION AND INCENTIVE PLAN
_________________________________________________________________

GENERAL

     The Board of Directors of the Company has adopted the First Lancaster Bancshares, Inc. 1996 Stock Option and Incentive Plan (the "Option Plan"), subject to its approval by the Company's stockholders. The initial grant of stock options under the Option Plan will occur upon the Option Plan's receipt of stockholder approval (the "Effective Date"). The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan. The Option Plan complies with the Office of Thrift supervision ("OTS") regulations, although the OTS in no way endorses or approves the Option Plan and no written or oral representations to the contrary have been or shall be made.

PURPOSE OF THE OPTION PLAN

     The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

     Effective Date. The Option Plan will become effective on the date of its approval by the Company's stockholders and prior thereto no awards may be made.

     Administration. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the Option Plan, to interpret the Option Plan, and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the
Option Plan.   It is expected that the Committee will initially
consist of Directors Gay, Sutton, and Zanone.

     Eligible Persons; Types of Awards. Under the Option Plan, the Committee may grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to such employees as the Committee shall designate. A director who is not an employee will receive the automatic grant described below (see "Automatic Grants"), but is otherwise ineligible to receive Awards under the Option Plan. As of the Record Date, the Company and its subsidiaries had approximately eight employees and five non-employee directors who were eligible to participate in the Option Plan.

     Shares Available for Grants. The Option Plan reserves 95,881 shares of Common Stock for issuance upon the exercise of Options or SARs. Such shares may be (i) authorized but unissued shares, (ii) shares held in treasury, or (iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, return of capital or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the Option Plan, and the number and kind of shares subject to outstanding Awards, and the exercise prices of such Awards. Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the Option Plan. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the Option Plan shall have been terminated, be available for the grant of additional Awards under the Option Plan.

     Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, the option price for an ISO may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of
any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.

     Automatic Grants. On the Effective Date, certain employees and each director of the Company or the Bank who is not an employee but is a director on the Effective Date will receive a one-time grant of an Option to purchase shares of Common Stock at an exercise price per share equal to its fair market value on the Effective Date (see " --Stock Options Granted" and "New Plan Benefits" below). With respect to each Option granted on the Effective Date, the exercise price per share will equal its fair market value on the Effective Date. In addition, each non-employee director who joins the Board of Directors of the Company or an affiliate (including the Bank) after the Effective Date will receive, on the date of joining the Board, Non-ISOs to purchase 1,917 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant. Options granted to non-employee directors will have a term of ten years, and expire one year after a director terminates service on the Board for any reason (two years in the event of the director's death), but in no event later than the date on which such Options would otherwise expire.

     SARs. An SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the optionee's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, as the Committee prescribes in the grant, all or a percentage of the difference between (i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and
(ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

     Exercise of Options and SARs. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee, provided that each Option, including all Options granted on the Effective Date, shall become exercisable with respect to 20% of the underlying shares on each of the five annual anniversary dates of the date on which the Award occurred. Such vesting shall accelerate to 100% upon an optionee's termination of service as an employee or director due to death or disability (as defined in the Option Plan). In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date three months after an optionee terminates service for a reason other than just cause, death, or disability, (iii) the date one year after an optionee terminates service due to disability, or (iv) the date two years after an optionee terminates service due to death. Upon an optionee's exercise of an Option, the Company may, in the Committee's discretion, pay the optionee a cash amount up to any dividends declared on the underlying shares between the date of grant and the date of exercise of the Option.

     An optionee may exercise Options or SARs, subject to provi-sions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

     Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish
repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

     Nontransferability. Optionees may transfer their Awards to family members or trusts under specified circumstances. Awards may otherwise not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of
Section 424(h) of the Code, of outstanding ISOs.

     Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Award then outstanding.

     Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected optionee, alter or impair any rights or obligations under any Award previously granted.

     Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under current accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

     The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the average market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

     Proposed Stock Option Grants. For information relating to grants to be made under the Option Plan at the Effective Date, see "New Plan Benefits" below.

FEDERAL INCOME TAX CONSEQUENCES

     ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the
expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

     SARs. The grant of an SAR has no tax effect on the optionee or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the optionee in connection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan pursuant to the requirements of the OTS, in order to satisfy the requirements of the Code for favorable tax treatment of ISOs, and to exempt certain option transactions from the short-swing trading rules of the Securities and Exchange Commission ("SEC").

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes eligible to be cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.

_________________________________________________________________
     PROPOSAL III -- APPROVAL OF MANAGEMENT RECOGNITION PLAN
_________________________________________________________________

GENERAL

     The Board of Directors of the Bank has adopted the First Lancaster Federal Savings Bank Management Recognition Plan (the "MRP"), subject to its approval by the Company's stockholders. The initial grant of MRP awards will occur upon the MRP's receipt of stockholder approval. A copy of the MRP is attached hereto as Exhibit B, and should be consulted for additional information. All statements made herein regarding the MRP, which are only intended to summarize the MRP, are qualified in their entirety by reference to the MRP. The MRP complies with OTS regulations, although the OTS in no way endorses or approves the MRP and no oral or written representations to the contrary have been or shall be made.

PURPOSE OF THE MRP

     The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing such persons with a proprietary interest in the Company, with compensation for their past contributions to the Bank and the Company and their subsidiaries, and with an incentive to make such contributions in the future.

DESCRIPTION OF THE MRP

     Effective Date. The MRP will become effective immediately upon its approval by the Company's stockholders (the "Effective
Date"), and prior thereto no awards may be made.

     Administration. The MRP will be administered by an MRP Committee consisting of not less than two members of the Bank's Board of Directors who are "Non-employee Directors" within the meaning of the federal securities laws. Except as limited by the express provisions of the MRP or by resolutions adopted by the Bank's Board of Directors, the MRP Committee has sole and complete authority and discretion (1) to select and grant MRP awards to employees, (2) to determine the form and content of MRP awards to be issued under the MRP, (3) to interpret the MRP, (4) to prescribe, amend, and rescind rules and regulations relating to the MRP, and (5) to make other determinations necessary or advisable for the administration of the MRP. The MRP provides that members of the MRP Committee shall be indemnified and held harmless for actions taken under the MRP in good faith and in the best interests of the Company and its subsidiaries. As of the Record Date, the MRP Committee consists of Directors Gay, Sutton, and Zanone.

     MRP Trust; Purchase Limitations. The assets of the MRP will be held in a trust (the "MRP Trust"), as to which Directors Gay, Sutton, and Zanone will act as trustees ("MRP Trustees") and thereby have the responsibility to invest all funds contributed to the MRP Trust by the Company or the Bank. With funds contributed by the Company or the Bank, the MRP Trust will purchase, in the aggregate, 38,352 shares of the Company's Common Stock on the Effective Date. Common Stock purchased by the MRP Trust may be acquired on the open market or in the form of shares newly issued by the Company. The number of shares is the maximum that the MRP Trust may purchase, in the aggregate, pursuant to the MRP. In the event an MRP award is forfeited for any reason or additional shares are purchased by the MRP Trust associated with an MRP, the MRP Committee may make awards with respect to such shares.

     Types of Awards; Eligible Persons. The MRP Committee has the discretion to select employees of the Company and/or of the Bank who will receive discretionary MRP awards. In selecting those employees to whom MRP awards will be granted and the number of shares covered by such awards, the MRP Committee will consider the position, duties and responsibilities of the eligible employees, the value of their services to the Company and its affiliates (including the Bank), and any other factors the MRP Committee may deem relevant. In addition, the MRP
specifically provides for certain automatic awards to certain employees and all non-employee directors (see "Automatic Awards" below).

     Automatic Awards. Certain employees and each director of the Company and the Bank who is not an employee on the Effective Date will receive one-time awards on the Effective Date (see "New Plan Benefits" below). In addition, each non-employee director who joins the Board of Directors of the Bank subsequent to the Effective Date will receive on the date of joining the Board a one-time award of 767 shares (or such lesser number of shares as are available under the MRP).

     Vesting.   Pursuant to the MRP, freely transferable shares
of Common Stock will be transferred to participants as they become vested in their MRP awards. MRP awards will become 20% vested on each of the five anniversary dates of the award, provided, with respect to each vesting date, that the participant is an employee or a director of the Company or a subsidiary on such date. All shares of Common Stock subject to outstanding awards will be immediately 100% earned and nonforfeitable upon a participant's death or disability (as defined in the MRP). If a participant terminates employment for reasons other than death or disability, the participant forfeits all rights to the shares then under restriction.

     Distributions of Shares; Voting; Dividends. All unvested shares of Common Stock held by the MRP Trust (whether or not subject to an MRP award) shall be voted by the MRP Trustees in the same proportion as the trustee of the Company's Employee Stock Ownership Plan trust votes Common Stock held therein. The MRP Trustees shall distribute all shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each share earned. Payments representing cash dividends (and earnings thereon) will be made in cash.

     No Plan Shares may be distributed from the MRP Trust prior to the date which is five years from the date of the Conversion to the extent the recipient would after receipt of such shares own in excess of ten percent of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of the Non-employee Directors of the Bank's Board of Directors. Any shares remaining undistributed solely by reason of the operation of this rule shall be distributed to the recipient on the date which is five years from the date of the Bank's conversion to stock form.

     Nontransferability. Participants may transfer their MRP awards to family members or trusts under specified circumstances. MRP awards and rights to shares held in the MRP Trust are not otherwise transferable by participants in the MRP, and during the lifetime of a participant, shares held in the MRP Trust may only be earned by and paid to the participant.

     Taxation. Participants will recognize compensation income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to
Section 83(b) of the Internal Revenue Code. Whenever participants recognize compensation income, the Bank or the Company will be entitled to a corresponding compensation expense deduction.

     Financial Effects of Awards. Neither the Company nor the Bank will receive any monetary consideration for the granting of awards under the MRP. Under current accounting standards, when MRP awards are granted, the Company must recognize compensation expense based on the fair market value of the Common Stock on the date the awards are granted, with such amount being amortized over the expected vesting period for the award.

     Adjustments for Capital Changes. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, return of capital or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the MRP Committee will adjust both the number and kind of shares of stock as to which awards may be granted under the MRP, and the number and kind of shares of stock subject to outstanding MRP awards. In the event of (i) the liquidation or
dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets, all outstanding MRP awards shall be equitably adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities, which results from the transaction.

     Amendment and Termination of the MRP. The Bank's Board of Directors may, by resolution, at any time amend or terminate the MRP, provided that no amendment or termination of the MRP will, without the written consent of any affected holders of an MRP award, impair any rights or obligations under any MRP award previously granted.

     The power to amend or terminate includes the power to direct the MRP Trustees to return to the Bank all or any part of the assets of the MRP Trust, including shares of Common Stock held in the plan share reserve of the MRP. However, the termination of the MRP Trust may not affect a participant's right to earn outstanding MRP awards and to receive Common Stock relating thereto, including earnings thereon, in accordance with the terms of the MRP and the particular MRP award made to the participant.

     Duration of the MRP. The MRP and MRP Trust will remain in effect until the earlier of (i) termination by the Bank's Board of Directors, or (2) the distribution of all assets of the MRP Trust. Termination of the MRP will not affect any MRP awards previously granted, and such MRP awards will remain valid and in effect until they have been earned and distributed from the MRP Trust, or by their terms expire or are forfeited.

     Proposed MRP Awards.  For information relating to proposed
MRP awards, to be made at the Effective Date, see "New Plan
Benefits" below.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors of the Company has determined that the MRP is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the MRP in order to satisfy the requirements of the OTS, and to exempt certain transactions from the short-swing trading rules of the SEC.

     Approval of the MRP requires the affirmative vote of the holders of a majority of the votes eligible to be cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL OF THE MRP.

_________________________________________________________________
                     NEW PLAN BENEFITS
_________________________________________________________________

     The following table sets forth certain information regarding the benefits to be received under the Option Plan and the MRP on the Effective Dates of such plans.

                                    Option Plan (1)                  MRP
                                 -----------------------    -----------------------
                                   Dollar        Number       Dollar       Number
                                 Value ($)(2)   of Units    Value($)(3)   of Units
                                 ------------   --------    ----------    ---------
Virginia R.S. Stump, President     $   --        23,970      $151,011      9,588
 and Chief Executive Officer

Tony A. Merida, Executive              --        23,970       151,011      9,588
 Vice President

David W. Gay, Director                 --         4,794        30,193      1,917

Roger S. Grubbs, Director              --         4,794        30,193      1,917

Jane G. Simpson, Director              --         4,794        30,193      1,917

Ronald L. Sutton, Director             --         4,794        30,193      1,917

Jack C. Zanone, Director               --         4,794        30,193      1,917

All executive officers as a            --        47,940       302,022     19,176
  group (2 persons)

All directors who are not              --        23,970       150,963      9,585
  executive officers as a
  group (5 persons)

All employees who are not              --            --            --         --
  executive officers as a
  group (0 persons)

____________
(1) All Options (i) will be subject to the terms and conditions described above and are contingent on, and not exercisable until, the Option Plan receives stockholder approval, and
     (ii) will automatically expire ten years after the date of their grant. The exercise price for these Options will equal the fair market value of the Common Stock on the date of grant. The closing sale price of the Common Stock on November 15, 1996, as reported on the Nasdaq Small Cap Market, was $15.75 per share.
(2) Based on the fair market value of the Common Stock on the date of grant less the exercise price. All Options will be granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant, which will occur upon receipt of stockholder approval at this Annual Meeting.
(3) Based on the closing price of the underlying Common Stock of $15.75 per share as quoted on the NASDAQ Small Cap Market on November 15, 1996.


_________________________________________________________________
      RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
_________________________________________________________________

     Coopers & Lybrand L.L.P., which was the Company's independent certified public accounting firm for the 1996 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 1997 fiscal year. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.

_________________________________________________________________
    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
_________________________________________________________________

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Company's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports or written representations that no such reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 1996, all of the Company's Insiders complied with these reporting requirements.

_________________________________________________________________
                      OTHER MATTERS
_________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should pro-perly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

_________________________________________________________________
                       MISCELLANEOUS
_________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Kissel-Blake, a proxy soliciting firm, to assist in the solicitation of proxies, for which Kissel-Blake will receive a fee of $2,500, plus reimbursement of certain out-of-pocket expenses.

     The Company's 1996 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

_________________________________________________________________
                   STOCKHOLDER PROPOSALS
_________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 208 Lexington Street, Lancaster, Kentucky 40444-1131, no later than May 19, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ Kathy G. Johnica

                        KATHY G. JOHNICA
                        SECRETARY

Lancaster, Kentucky
November 22, 1996

_________________________________________________________________
                  ANNUAL REPORT ON FORM 10-KSB
_________________________________________________________________

_________________________________________________________________
     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, FIRST LANCASTER BANCSHARES, INC., 208 LEXINGTON STREET, LANCASTER, KENTUCKY 40444-1131.
_________________________________________________________________


                                                        Exhibit A

                  FIRST LANCASTER BANCSHARES, INC.
               1996 STOCK OPTION AND INCENTIVE PLAN


     1.  PURPOSE OF THE PLAN.

     The purpose of this Plan (the "Plan") is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial respon-sibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.  DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

     (d)     "Bank" shall mean First Lancaster Federal Savings
Bank.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

     (h) "Common Stock" shall mean the common stock of the Company.

     (i)     "Company" shall mean First Lancaster Bancshares,
Inc.

     (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (k) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (l) Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the Federal Social Security Acts.


     (m) "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (n) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

     (o)     "Exercise Price" shall mean the price per Optioned
Share at which an Option or SAR may be exercised.

     (p) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (q) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (r) "Non-employee Director" shall have the meaning provided in Rule 16b-3.

     (s) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (t) "OTS" means the Office of Thrift Supervision of the United States Department of the Treasury.

     (u)     "Option" means an ISO and/or a Non-ISO.

     (v) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (w) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (x)     "Plan" shall mean this First Lancaster Bancshares,
Inc. 1996 Stock Option and Incentive Plan.

     (y)     "Rule 16b-3" shall mean Rule 16b-3 of the General
Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (z)     "Share" shall mean one share of Common Stock.

     (aa) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common
Stock.

     (bb) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3.  TERM OF THE PLAN AND AWARDS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO
shall not exceed five years. This subsection 3(b) shall not be construed to cause the acceleration of the vesting of Awards.

     4.  SHARES SUBJECT TO THE PLAN.

     (a) General Rule. Except as otherwise required by the provisions of Paragraph 11 hereof, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 95,881 Shares, which equals 10% of the Shares issued by the Company in connection with the Bank's conversion from mutual to stock form. Such Shares may either be (i) authorized but unissued Shares,
(ii) Shares held in treasury, or (iii) Shares held in a grantor trust maintained by the Company. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 10 hereof, shall not be available for the grant of further Options under the Plan.

     5.  ADMINISTRATION OF THE PLAN.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-employee Directors.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion, subject to applicable OTS regulations (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement.
The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.


     The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.  GRANT OF OPTIONS.

     (a) General Rule. Only Employees shall be eligible to receive discretionary Awards. In selecting those Employees to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Awards specified in Sections 6(b) and 9 hereof, and (ii) no Employee shall receive Options to purchase more than 25% of the Shares reserved under Paragraph 4(a), and no non-Employee Director shall receive Options to purchase more than 5% of the Shares reserved under Paragraph 4(a), with all non-Employee Directors as a group receiving Options to purchase no more than 30% of the Shares reserved under Paragraph 4(a).

     (b) Automatic Grants to Employees. On the Effective Date, each of the following Employees shall receive an Option (in the form of an ISO, to the extent permissible under the Code) to purchase the number of Shares listed below, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective
Date:

                               Percentage of Shares
Participant                 Reserved under Paragraph 4(a)
-----------                 -----------------------------

Virginia Stump                        25%
Tony Merida                           25%

     With respect to each of the above-named Participants, the Option granted to the Participant hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options.

     (c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.


     7.  EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  EXERCISE OF OPTIONS.

     (a) Generally. Each Option shall become exercisable with respect to twenty percent (20%) of the Optioned Shares upon the Participant's completion of each of five Years of Service, provided that an Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to the Participant's Disability or death. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised. Upon a Participant's exercise of an Option, the Company may, in the discretion of the Committee, pay to the Participant a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within three months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of --

           (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, then the Participant's rights to exercise such Option shall expire on the date of such termination;


           (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

           (3)  Disability, then to the extent that the
      Participant would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire.

     (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, common stock of the Company that is purchased upon exercise of an Option or SAR may not be sold within the six-month period following the grant date of that Option or SAR, except in the event of the Participant's death or Disability.

     9.     GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS.

     (a) Automatic Grants. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, Non-ISOs to purchase a number of Shares equal to the lesser of five percent (5%) of the number of Shares reserved under Paragraph 4(a) hereof, and the quotient obtained by dividing --

     (i) 30 percent (30%) of the number of Shares reserved under Paragraph 4(a) hereof, by

     (ii) the number of Directors entitled to receive an Option on the Effective Date, pursuant to this Paragraph 9(a).

     Such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant. Each Director who joins the Board after the Effective Date and who is not then an Employee shall receive, on the date of joining the Board, Non-ISOs to purchase 2% of the Shares reserved under Paragraph 4(a) of the Plan (or such lesser number of Shares as are available hereunder), at an Exercise Price per Share equal to its Market Value on the date of grant. Notwithstanding the foregoing, in no event shall an Option be granted pursuant to this Paragraph 9(a) to the extent that it would result in all non-Employee Directors as a group receiving more than 30% of the Shares reserved pursuant to Paragraph 4(a).

     (b) Terms of Exercise. Options received under the provisions of this Paragraph may be exercised from time to time by (a) written notice of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and
(b) payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of the Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Upon a Director's exercise of an Option, the Company may, in the discretion of the Committee (which may not be utilized to pay out such dividends unless the Plan would maintain conformity with Rule 16b-3), pay to the Director a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option. A Director who exercises Options pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company
withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 19 hereof.

     Options granted under this Paragraph shall have a term of ten years; provided that Options granted under this Paragraph shall (i) become exercisable in accordance with paragraph 8(a) of the Plan, and (ii) expire one year after the date on which a Director terminates Continuous Service on the Board, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph shall become immediately exercisable, and may be exercised within two years from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's Disability during his or her directorship, the Director's Option shall become immediately exercisable, and such Option may be exercised within one year of the termination of directorship due to Disability, but not later than the date that the Option would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

     (c)     Effect of the Committee's Decisions.  The
Committee's determination whether a Participant's Continuous
Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     10.     SARS (STOCK APPRECIATION RIGHTS).

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

     (1)     The SAR will expire no later than the ISO;

     (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market
             Value of the Shares subject to the ISO at the time the SAR is exercised;

     (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

     (4) The SAR may be exercised only when the ISO may be exercised; and

     (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

     (c) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied
when the specified financial data is first made publicly available. In no event, however, may an SAR be exercised within the six-month period following the date of its grant.

     The provisions of Paragraph 8 regarding vesting and the period of exercisability of Options are incorporated by reference herein, and shall determine the vesting and the period of exercisability of SARs.

     (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     11.  EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b) hereof shall be made in such a manner as not to constitute a modification, within the meaning of
Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.


     (f) Certain Special Dividends. The Exercise Price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, except that this subparagraph (f) shall not apply to any dividend which is paid to the Participant pursuant to Paragraph 8(b) or 9(b) hereof.

     12.  NON-TRANSFERABILITY OF AWARDS.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Paragraph 12. Awards which are transferred pursuant to this Paragraph 12 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     13.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determina-tion of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     14.  EFFECTIVE DATE.

     The Plan shall become effective immediately upon its approval by a favorable vote of stockholders owning at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws, provided that the Plan shall not be submitted for such approval within the six-month period after the Bank completes its mutual-to-stock conversion. No Awards may be made prior to approval of the Plan by the stockholders of the Company.

     15.  MODIFICATION OF AWARDS.

     At any time, and from time to time, subject to OTS regulations, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan.

     No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     17.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated
thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. Subject to OTS regulations, the Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     18.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     19.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     20.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     21.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, except to the extent that federal law shall be deemed to apply.




                                                       Exhibit B

               FIRST LANCASTER FEDERAL SAVINGS BANK
                  MANAGEMENT RECOGNITION PLAN


                            ARTICLE I
                   ESTABLISHMENT OF THE PLAN

     1.01 The Bank hereby establishes this Plan upon the terms and conditions hereinafter stated.

     1.02 Through acceptance of their appointment to the Committee, each member of the Committee hereby accepts his or her appointment hereunder upon the terms and conditions hereinafter stated.

                            ARTICLE II
                        PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing Employees and Directors of the Company, the Bank, and their Affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Bank, and as an incentive to make such contributions in the future.

                            ARTICLE III
                            DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Internal Revenue
Code of 1986, as amended.

     3.02     "Bank" means First Lancaster Federal Savings Bank.

     3.03 "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any or if none, his estate.

     3.04     "Board" means the Board of Directors of the Bank.

     3.05     "Committee" means the Management Recognition Plan
Committee appointed by the Board pursuant to Article IV hereof.

     3.06 "Common Stock" means shares of the common stock of the Company.

     3.07     "Company" means First Lancaster Bancshares, Inc.

     3.08 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Bank or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank in the case of transfers between
payroll locations of the Bank or between the Bank, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     3.09 "Date of Conversion" means the date of the conversion of the Bank from mutual to stock form.

     3.10     "Director" means a member of the Board.

     3.11 "Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the Federal Social Security Acts.

     3.12 "Effective Date" means the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

     3.13 "Employee" means any person who is employed by the Bank or an Affiliate.

     3.14 "Non-employee Director" shall have the meaning provided in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     3.15 "OTS" shall mean the Office of Thrift Supervision of the United States Department of the Treasury.

     3.16 "Participant" means an Employee or Director who holds a Plan Share Award.

     3.17     "Plan" means this First Lancaster Federal Savings
Bank Management Recognition Plan.

     3.18 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     3.19 "Plan Share Award" means a right granted under this Plan to receive Plan Shares.

     3.20     "Plan Share Reserve" means the shares of Common
Stock held by the Trustee pursuant to Sections 5.02 and 5.03.

     3.21 "Trust" and "Trust Agreement" mean that agreement entered into pursuant to the terms hereof between the Bank and the Trustee, and "Trust" means the trust created thereunder.

     3.22 "Trustee" means that person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan assets for the purposes set forth herein.

     3.23 "Year of Service" shall mean a full twelve-month period, measured from the date of a Plan Share Award and each annual anniversary of that date, throughout which the Participant's continuous service has not terminated for any reason.

                          ARTICLE IV
                   ADMINISTRATION OF THE PLAN

     4.01 Role and Powers of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than two members of the Board who are Non-employee Directors. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-employee Directors and by the Board if there are less than two Non-employee Directors.


     The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion, subject to applicable OTS regulations (i) to make Plan Share Awards to such Employees as the Committee may select,
(ii) to determine the form and content of Plan Share Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. Subject to
Section 4.02, the interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members, and shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee may recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and the Trust.

     4.02 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not take any action that would constitute a violation of OTS regulations or revoke any Plan Share Award already made or impair a participant's vested rights under a Plan Share Award except as provided in Section 8.02 herein. Members of the Board who are eligible for or who have been granted Plan Share Awards (other than pursuant to Section 6.04) may not vote on any matters affecting the administration of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of a quorum at any meeting of the Board during which actions with regard thereto are taken). Further, with respect to all actions taken by the Board in regard to the Plan, such action shall be taken by a majority of the Board where such a majority of the directors acting in the matter are Non-employee Directors.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall, subject to the indemnification provisions of 12 C.F.R. Section 545.121, indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Bank and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                          ARTICLE V
               CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Bank to the Trust. Such amounts shall be paid to the Trustee at the time of contribution and shall not exceed amounts permitted under OTS regulations. No contributions to the Trust by Employees shall be permitted.

     5.02 INVESTMENT OF TRUST ASSETS. The Trustee shall invest Trust assets only in accordance with the Trust Agreement; provided that the Trust shall not purchase more than four percent (4%) of the number of shares of Common Stock issued on the Date of Conversion. Common Stock purchased by the Trust may be acquired on the open market or in the form of shares newly issued by the Company.

     5.03 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated. Any Shares subject or attributable to an Award which may not be earned because of a forfeiture by the Participant pursuant to
Section 7.01 shall be added to the Plan Share Reserve.

                         ARTICLE VI
                   ELIGIBILITY; ALLOCATIONS

     6.01 ELIGIBILITY. Only Employees shall be eligible to receive discretionary Plan Share Awards. In selecting those Employees to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Bank and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, (i) the Committee shall automatically make the Plan Share Awards specified in Sections
6.04 and 6.05 hereof; and (ii) no Employee shall receive Plan Share Awards relating to more than 25% of the Plan Shares reserved under Section 5.02, and no non-employee Director shall receive Plan Share Awards relating to more than 5% of the Plan Shares reserved under Section 5.02, with all non-employee Directors as a group receiving Plan Share Awards relating to no more than 30% of the Plan Shares reserved under Section 5.02.

     6.02 ALLOCATIONS. The Committee will determine which Employees will be granted discretionary Plan Share Awards, and the number of Shares covered by each Plan Share Award, provided that in no event shall any Awards be made which will violate the governing instruments of the Bank or its Affiliates or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason or additional shares of Common Stock are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees referenced in
Section 6.01 above will be granted additional Plan Share Awards to be awarded from the forfeited or acquired Plan Shares.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, a Plan Share Award for a number of Shares equal to the lesser of five (5%) of the number of Plan Shares which the Trust is authorized to purchase pursuant to
Section 5.02 of the Plan and the quotient obtained by dividing --

     (i) Thirty percent (30%) of the number of Plan Shares which the Trust is authorized to purchase pursuant to
            Section 5.02 of the Plan, by

     (ii)   the number of Directors entitled to receive Plan
            Share Awards on the Effective Date, pursuant to this
            Section 6.04.

     Each Director who joins the Board after the Effective Date shall receive, on said date, a Plan Share Award of two percent (2%) of the number of Plan Shares which the Trust is authorized to purchase pursuant to Section 5.02 of the Plan (or such lesser number as are available hereunder for Plan Share Awards). Notwithstanding the foregoing, in no event shall a Plan Share Award be granted pursuant to this Section 6.04 to the extent that it would result in non-Employee Directors as a group receiving more than 30% of the Plan Shares reserved under Section 5.02.

     Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a), and (b) of Section 7.01, and the Committee shall have no discretion to alter or accelerate said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.05 AUTOMATIC GRANTS TO EMPLOYEES. On the Effective Date, each of the following individuals shall receive a Plan Share Award as to the number of Plan Shares listed below, provided that such award shall not be made to an individual who is not an Employee on the Effective Date:

                          Percentage of Plan Shares Authorized
Employee                 for Purchase under Plan Subsection 5.02
--------                 ----------------------------------------

Virginia Stump                        25%
Tony Merida                           25%

     Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section 7.01, and the Committee shall have no discretion to alter said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.06 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, but subject to Sections 6.04 and 6.05, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall any Employees or Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Bank at any time, and cease issuing Plan Share Awards.

                         ARTICLE VII
      EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01     EARNING PLAN SHARES; FORFEITURES.

          (a)     GENERAL RULES.  Twenty percent (20%) of the
Plan Shares subject to a Plan Share Award shall be earned and become non-forfeitable by a Participant upon his or her completion of each of five Years of Service.

          (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH OR DISABILITY. Notwithstanding the general rule contained in
Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose service with the Bank or an Affiliate terminates due to the Participant's death or Disability, shall be deemed earned as of the Participant's last day of service with the Bank or an Affiliate and shall be distributed as soon as practicable thereafter.

          (c) SIX-MONTH HOLDING PERIOD. In no event may Plan Shares be sold within the six-month period following the date of the underlying Plan Share Award, except in the event of the Participant's death or Disability, or such other event as the Board may specifically deem appropriate.

     7.02 ACCRUAL OF DIVIDENDS. Whenever Plan Shares are paid to a Participant or Beneficiary under Section 7.03, such Participant or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan

Share Award was initially granted to such Participant and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03     DISTRIBUTION OF PLAN SHARES.

          (a) TIMING OF DISTRIBUTIONS: General Rule. Except as provided in Subsections (c), and (d) below, the Trustee shall distribute Plan Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

          (b) FORM OF DISTRIBUTION. The Trustee shall distribute all Plan Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

          (c) WITHHOLDING. The Trustee shall withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is not sufficient, the Trustee shall require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Bank or Affiliate which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

          (d) TIMING: EXCEPTION FOR 10% SHAREHOLDERS. Notwithstanding Subsections (a) and (b) above, no Plan Shares may be distributed prior to the date which is five (5) years from the Date of Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock unless such action is approved in advance by a majority vote of Non-employee Directors of the Board. To the extent this limitation would delay the date on which a Participant receives Plan Shares, the Participant may elect to receive from the Trust, in lieu of such Plan Shares, the cash equivalent thereof. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the Date of Conversion, provided that the Participant is vested as to those Plan Shares pursuant to
Section 7.01(a) hereof.

          (e) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Bank by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. All shares of Common Stock held by the Trust (whether or not subject to a Plan Share Award) shall be voted by the Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

                          ARTICLE VIII
                          MISCELLANEOUS

     8.01     ADJUSTMENTS FOR CAPITAL CHANGES.

          (a) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares which may be purchased under the Plan, and the number and kind of shares subject to outstanding Plan Share Awards, shall be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitaliza
tion, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

          (b) TRANSACTIONS IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Plan Share Awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.

          (c) CONDITIONS AND RESTRICTIONS ON NEW, ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share Award before the adjustment was made. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

          (d) OTHER ISSUANCES. Except as expressly provided in this Section, the issuance by the Bank or an Affiliate of shares of stock of any class, or of securities convertible into shares of Common Stock or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number or class of shares of Common Stock then subject to Plan Share Awards or reserved for issuance under the Plan.

     8.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan; provided that no amendment or termination of the Plan shall, without the written consent of a Participant, impair any rights or obligations under a Plan Share Award theretofore granted to the Participant.

     The power to amend or terminate the Plan in accordance with this Section 8.02 shall include the power to direct the Trustee to return to the Bank all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to receive a distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

     8.03 NONTRANSFERABILITY. Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 8.03. Plan Share Awards which are transferred pursuant to this Section 8.03 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     8.04 NO EMPLOYMENT OR OTHER RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee or Director to continue in the service of the Company, the Bank, or an Affiliate thereof.

     8.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Section 7.03 above, prior to the time said Plan Shares are actually distributed to him.

     8.06 GOVERNING LAW. The Plan and Trust shall be governed and construed under the laws of the Commonwealth of Kentucky to the extent not preempted by Federal law.

     8.07 EFFECTIVE DATE. The Plan shall become effective immediately upon its approval by a favorable vote of stockholders of the Company who own at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws, provided that the Plan shall not be submitted for such approval within the six-month period after the Date of Conversion. In no event shall Plan Share Awards be made prior to the Effective Date.

     8.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (i) termination by the Board, or (ii) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09 TAX STATUS OF TRUST. It is intended that (i) the Trust associated with the Plan be treated as a grantor trust of the Bank under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time, and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Bank, the Plan constitutes a mere unfunded promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).


                         REVOCABLE PROXY
_________________________________________________________________
                  FIRST LANCASTER BANCSHARES, INC.
                        Lancaster, Kentucky
_________________________________________________________________

                 ANNUAL MEETING OF STOCKHOLDERS
                         January 9, 1997

     The undersigned hereby appoints Tony A. Merida, Jack C. Zanone and Roger S. Grubbs, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of First Lancaster Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the office of First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Thursday, January 9, 1997 at 4:30 p.m., and at any and all adjournments thereof, as follows:

                                                      VOTE
                                              FOR      WITHHELD
                                              ---      --------

     1.  The election as directors of all
         nominees listed below (except as
         marked to the contrary below).     [   ]       [    ]

         Virginia R.S. Stump
         Ronald L. Sutton

         INSTRUCTION:  To withhold your vote for any individual
         nominee, insert that nominee's name on the line
         provided below.
         _______________________________
[CAPTION]

                                                  FOR   AGAINST    ABSTAIN
                                                  ---   -------    -------
2.  The approval of the First Lancaster
    Bancshares, Inc. 1996 Stock Option
    and Incentive Plan                           [   ]    [   ]    [   ]

3.  The approval of the First Lancaster
    Federal Savings Bank Management Recognition
    Plan                                         [   ]    [   ]    [   ]


     The Board of Directors recommends a vote "FOR" each of the listed propositions.

_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR
AND FOR EACH OF THE PROPOSITIONS STATED.  IF ANY OTHER BUSINESS
IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY
THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF
A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE
BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT
THE ANNUAL MEETING.  THIS PROXY CONFERS DISCRETIONARY AUTHORITY
ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF
ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR
FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT
OF THE ANNUAL MEETING.
_________________________________________________________________

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated November 22, 1996 and an Annual Report to
Stockholders.

Dated: _______________________, 1996

__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER




     Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.